POTLATCH CORPORATION AUGUST 2011 POTLATCH CORPORATION Eric J. Cremers Vice President, Finance and Chief Financial Officer Deutsche Bank Conference – Boston Exhibit 99.1

POTLATCH CORPORATION

Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation statements about future company performance, the company’s business model, strength of the company’s balance sheet and credit metrics, dividend levels and yields, direction of markets and the economy, management of timberlands to optimize values, projected inland private timber growth and harvest, future harvest levels and their relation to market trends, impact of the pine beetle on North American lumber supply, forecasts of North American exports of lumber to China, softwood stumpage price trends, forecast of U.S. housing starts, the company’s capital structure, weighted average cost of debt, cash flow generation, Canadian/U.S. dollar exchange rate, “organic” and “inorganic” funds available for distribution, funds available for distribution, real estate business potential and land development potential, real estate value opportunities, biomass opportunities, forecasts of U.S. biomass consumed to produce electricity, management of the output of our Wood Products facilities, asset coverage, debt repayment, and dividend policy. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements.
Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales;
changes in the United States and international economies; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT;  changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission.  All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

POTLATCH CORPORATION

Converted to tax efficient REIT in 2006
Single level of taxation
Lower cost of capital
Fourth largest US Timber REIT
1.5 million acres of owned timberland
Growing real estate business
Five wood products manufacturing facilities
Enterprise value of $1.7 billion
(1)
Market cap of ~$1.4 billion
Net debt
(2)
of ~$300 million
Attractive dividend at $2.04 per share, yielding 5.6%
(1)
Strong balance sheet with solid credit metrics
Company Overview
Potlatch
Corporation
(REIT)
Resource
(Timberlands)
Taxable REIT
Subsidiaries
North South
Real
Estate
Wood
Products
(1) Based on July 12, 2011, closing stock price of $36.32 a share.
(2) We define net debt as the total of short-term and long-term debt less cash and short-term investments, see reconciliation on page 31.

POTLATCH CORPORATION

Wood Products
Manufacturing Facilities
Idaho: 818,000 acres
Arkansas: 408,000 acres
Minnesota: 228,000 acres
Total:                1,454,000 acres
Timberlands
(1)
(1) As of June 30, 2011.
Potlatch owns approximately 1.5 million acres of FSC-certified timberland in Arkansas, Idaho and
Minnesota and five wood products manufacturing facilities
Potlatch Business Overview
[818,000 acres] [818,000 acres]
[228,000 acres] [228,000 acres]
[408,000 acres]
[408,000 acres]
408,000 acres]

POTLATCH CORPORATION

Potlatch Financial Overview
($ in millions)
2010 Segment Revenues (1)
2010 Segment EBITDDA (2)
Segment EBITDDA Margin (3)
Resource
$226
$83
36.7%
Real Estate
$85
$79
92.9%
Wood
Products
$274
$15
5.5%
Historical Consolidated Revenue and EBITDDA
$423
$440
$476
$539
$102
$107
$131
$151
$0
$200
$400
$600
2007 2008 2009 2010
Revenue EBITDDA
(2)
(1)
Segment revenues and EBITDDA presented prior to intersegment eliminations.
(2)   See page 36 of this presentation for definitions of EBITDDA and segment EBITDDA, and page 30 for reconciliations to most comparable GAAP measures.
(3)   Segment EBITDDA Margin is defined as Segment EBITDDA divided by Segment Revenues.

POTLATCH CORPORATION
0.0
1.0
2.0
3.0
4.0
5.0
2004 2005 2006 2007 2008 2009 2010 2011F ~ 2 to 3
Years
Forward Sawlogs Pulpwood
$72
$80
$70
$53
$60
$59
$27
$34
$36
$33
$34
$32
$0
$25
$50
$75
$100
2006 2007 2008 2009 2010 Q2 2011
YTD
Sawlogs ($/ton) Pulpwood ($/ton)

Attractive Timber Inventory & Harvest Profile
Allows active management of harvest
volumes to correspond with the
strength or weakness in timber prices
Attractive distribution of timber across
age-classes
Flexibility to monetize sawlog or pulpwood
harvests
Overall, harvest volume increasing
over time
4.2 million tons estimated in 2011
4.6 - 4.8 million tons expected in 2 - 3 years
Highly leveraged to sawlog pricing
$7/ton price increase in 2010 produced
incremental EBITDDA of $21 million
Fee Harvest Log Volume
Timber Prices
3.0
3.3
3.3
3.9
4.4
3.8
~4.6
$/Ton
Tons in millions
4.2 4.2

POTLATCH CORPORATION

Total Housing Starts
Housing starts are presently far below the long-term average
(in thousands)
Source: U.S. Census Bureau
0
500
1,000
1,500
2,000
2,500
71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09
Year
Average Starts Since 1971:
1.5 million

POTLATCH CORPORATION
Million U.S. Starts
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
'03 '04 '05 '06 '07 '08 '09 '10 '11 '12
U.S. Housing Starts Forecast
Single Family & Multifamily Only
Source: APA: Housing Starts: June 2011
(1) RBC: Royal Bank of Canada
(2) FEA: Forest Economic Advisors
(3) NAR: National Association of Realtors
Actual
Forecast

Forecasts (000) 2011 2012
RBC
(1)
-July 15 600 799
Wells Fargo-June 29 590 760
NAHB-June 29 589 775
FEA
(2)
-June 30 587      726
NAR
(3)
-July 6 584 768
RISI-June 30 580 630
Mesirow Financial-July 11 570 710
APA-June 15 545 630
Average 581 725
*FEA: Forest Economic Advisors.
*NAR: National Assoc. of Realtors.  *RBC: Royal Bank of Canada

< 1 %
1 - 10 %
11 - 30 %
31 - 50 %
51 - 70 %
71 - 100 %
0 % pine killed
Fort Nelson
Fort St. John
Mackenzie
Prince Rupert
Burns Lake
Prince George
Quesnel
Williams Lake
Golden
Kamloops
Penticton
Nelson
Cranbrook
Vancouver
Victoria
Fort St.

POTLATCH CORPORATION
Impact of the Pine Beetle on North American Lumber Supply
Source: British Columbia Ministry of Forest and Range

Combined with Eastern Canadian harvest reductions of 20%, the pine beetle in British
Columbia is projected to lower North American lumber supply up to 15% over the next few years, depending on lumber price levels.
Cumulative Percentage of
Pine Killed
British Columbia
2013
British Columbia
2009

POTLATCH CORPORATION

North American Exports of Lumber to China as a % of North American Production
Actual
0.2%
0.5%
1.0%
2.6%
4.6%
6.4%
7.6%
7.5%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2006 2007 2008 2009 2010 2011 2012 2013
Forecast
Source: RISI North American Lumber Forecast, May 2011 & Potlatch Internal Forecast.

POTLATCH CORPORATION
0
50
100
150
200
250
300
1990 1994 1998 2002 2006 2010 2014 2018 2022 2026 2030 2034
U.S. Biomass Consumed to Produce Electricity
(1)
(Millions Green Tons)

Actual Forecast
(1) EIA Annual Energy Outlook 2011 & Potlatch Estimates.

POTLATCH CORPORATION Random Lengths Pricing for KD SYP (West) #2 2x6 ($/MBF) 12 $150 $200 $250 $300 $350 $400 $450 2007 2008 2009 2010 2006 2005 2011 (1) (1) Pricing through July 2011.

POTLATCH CORPORATION
Wood Products Segment
$41
$13
$14
($4)
($11)
$15
$10
-$20
$0
$20
$40
$60
2005 2006 2007 2008 2009 2010 LTM
Q2 2011

Five manufacturing facilities, lumber and plywood
Sell to wholesalers for use in homebuilding and construction
Potlatch operates four sawmills in Idaho, Arkansas, Minnesota and Michigan as well as one industrial-grade plywood mill in Idaho
Actively manage output of facilities to match supply and demand
$ in millions
(1)
(2)
Note:   See page 36 of this presentation for the definition of segment EBITDDA, and page 30 for reconciliation to most comparable GAAP measure.
(1) Wood Products EBITDDA excludes $31 million for Canadian lumber settlement.
(2) Wood Products EBITDDA includes asset impairment charge of $3 million.
Wood Products Segment EBITDDA

POTLATCH CORPORATION

Rural Real Estate
~95,000 acres
Frequently assess acreage to maximize
value through sale of non-core timberland
real estate
More than 3,000 miles of desirable water
frontage
More than 9 million people live within three
states of ownership
Potlatch Timberlands (1)
Core Timberland
~1.2 million acres
Non-Strategic Timberland
~15,000 acres
HBU/Development
~125,000 acres
Land Portfolio
Idaho: 818,000 acres
Arkansas: 408,000 acres
Minnesota: 228,000 acres
(1) As of June 30, 2011.
Real Estate Overview
Coeur d’Alene
Boise
Sun Valley
McCall
Little Rock
Hot Springs
Brainerd
Minneapolis
St. Paul

POTLATCH CORPORATION

Value Opportunities Are Unique to Each Category
CONSERVATION
EASEMENT
NON-STRATEGIC
TIMBERLAND
RURAL REAL
ESTATE
HIGHER-BETTER-USE
DEVELOPMENT
$400 to $1,000 per acre $500 to $1,500 per acre $1,000 to $1,500 per acre $2,000 to $7,000 per acre
120,000
Opportunity dependent 10,000 to 20,000 acres 90,000 to 100,000 acres 120,000 to 130,000 acres
Characteristics:
- Habitat related
- Appropriate payment for
opportunity sold
- Selective core lands
Characteristics:
- Fringe of ownership
- Location disadvantage
- Higher operation cost
- Capital allocation focus
Characteristics:
- Fringe of ownership
- Opportunity varies by
geographic market
- Location disadvantage
- Higher operation cost
- Capital allocation focus
Characteristics:
- Market position
properties
- Investor interest
- Explore proper land use
and entitlements
- Emerging development
focus
LOWER VALUE
OPPORTUNITIES
HIGHER VALUE
OPPORTUNITIES

$1,229
$2,639
$379
$1,434
$2,598
$1,527
$1,108
$2,329
$1,248
$745
$1,182
$2,007
$835
$1,249
$2,006

POTLATCH CORPORATION

Significant Real Estate Portfolio
Realization of Non-Core Timberland Asset Value
$24.1
$46.1
$65.4
16,175
60,669
44,786
(1) Segment Revenue in 2008 excludes sale of building.
(2) Excludes the sale of the Boardman, Oregon tree farm of 17,000 acres.
$ in millions
$85.2
104,737
(2)
$103.3
117,482
16.3
46.1
70.1
90.8
16.2
20.5
12.5
9.2
8.4
7.9
9.3
5.6
5.9
4.1
1.2
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
$110
2007 2008 2009 2010 LTM
Q2 2011
Segment  Revenue
Conservation Easement HBU/Development
Rural Real Estate Non-Strategic Timberland
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2007 2008 2009 2010 LTM
Q2 2011
$/Acre
Price Per Acre
42,841
30,168
93,974
108,721
13,166
14,266
11,234
7,796
6,698
3,009
3,562
2,430
2,967
2,063
954
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
2007 2008 2009 2010 LTM
Q2 2011
Acres
Acres Sold
(1)

POTLATCH CORPORATION
Potlatch Timberland Holdings

1,000
1,100
1,200
1,300
1,400
1,500
1,600
1,700
1,800
2005 2006 2007
2008 2009
1,471 (3)
1,468
218
1,653
36
(61)
1,628
(45)
1,583
(105)
1,478
Acres (000’s)
PCH Owned Acreage at End of Period
PCH Acquired Acreage During the Year
PCH Sold Acreage During the Year
2010
(33)
(1)
(1) Includes the sale of the Boardman, Oregon tree farm of 17,000 acres.
(2) Acreage through June 30, 2011.
(24)
2011
1,454
(2)

POTLATCH CORPORATION

Balance Sheet Review
ASSETS
  Cash and short-term investments
75 $
  Other current assets
64
  Long-term assets
602
  Total assets
741 $
LIABILITIES & EQUITY
  Current liabilities
81 $
  Long-term debt
343
  Other liabilities
134
  Total liabilities
558
  Equity
183
  Total liabilities & equity
741 $
June 30, 2011
($ in millions)
Strong credit metrics
$150 million revolver expiring December 2013
(1)
$68 million of fixed rate debt swapped to
floating as of June 30, 2010
$63 million of floating rate debt outstanding
Maturities in 2012 - 2018
6.8% weighted average cost of debt (including
interest rate swaps)
8.9 weighted average years to maturity
7.1% weighted average cost of debt (all at fixed rate)
(1)   Per an amendment to our credit agreement, the revolver decreased to $150 million from $250 million, effective February 4, 2011.

POTLATCH CORPORATION

Conservative Leverage and Interest Coverage Ratios
(1)
as of June 30, 2011
Financial
Actual Covenant
6/30/2011 Requirements
55.4% 70.0%
16.9% N/A
5.58x
2.75x
(2)
3.27x
(3)
3.00x
Debt to Total Capitalization
(1)
Net Debt to Enterprise Value
LTM EBITDDA to Interest Expense
Collateral Coverage
(1) Calculated per our bank credit agreement, using an accumulated other comprehensive loss “AOCL”  exclusion. Per an amendment to the credit agreement, the Minimum
Collateral Coverage ratio increased to 3.00 and the Maximum Funded Indebtedness to Capitalization ratio increased to 70.0% effective as of February 4, 2011.
(2)
This requirement will increase to 3.00 on October 1, 2011.
(3) Updated for new appraisal dated June 15, 2011.
Note: We define net debt as the total of short-term and long-term debt less cash and short-term investments, see page 31 for reconciliation. See page 36 of this presentation for the definition of EBITDDA and page 30 for reconciliation to most comparable GAAP measure.

POTLATCH CORPORATION

Strong Asset Coverage
Arkansas Timberland
408,000 Acres
Secured Idaho Timberland
352,000 Acres
Unsecured Idaho Timberland
466,000 Acres
Wisconsin
Timberland
1,000 Acres
Minnesota Timberland
228,000 Acres
Total = Approx. 1.5 Million Acres
Represents 24% of our acres, but the
appraisal represents approximately
41% of our enterprise value
(1) Updated for new appraisal dated June 15, 2011. The appraisal uses comparable transactions and discounted cash flow analyses for purposes of the valuation. There is no assurance that sales could be effected at the appraised values or as to the timing of sales. The calculation of discounted cash flows involves projection of future market conditions, harvest levels and other factors, all of which could vary materially from those projected. There is no implication that the company’s other timberlands would have a similar value per acre.
(2) Enterprise value is defined as market capitalization value plus net debt as of June 30, 2011.
$150 million revolver requires collateral
Another $66 million of debt is secured pari-passu along with the revolver
The $216 million of debt is secured with 352,000 acres of ‘core’ Idaho Timberland
Appraisal on this 352,000 acres = $707 million
(1)
Compares to entire Potlatch enterprise value of $1.7 billion
(2)

POTLATCH CORPORATION
Conservative Capital Structure – Long Term Debt Maturity Profile
($ in millions)

Mandatory principal repayments of only $79 million through 2016
(1) $5 million maturity paid in January, 2011 with cash on hand.
(1)
$0
$22
$8
$21
$23
$5 $5
$14
$150
$0 $0
$3
$0
$66
$7
$43
$0
$50
$100
$150
$200
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

POTLATCH CORPORATION
Strong Cash Flow Generation
($ in millions)
$102
$107
$131
$151
$156
$0
$20
$40
$60
$80
$100
$120
$140
$160
2007 2008 2009 2010 LTM
Q2 2011

Total EBITDDA
$97
$95
$105
$83
$78
$0
$40
$80
$120
2007 2008 2009 2010 LTM
Q2 2011
Resource
$21
$41
$60
$79
$97
$0
$40
$80
$120
2007 2008 2009 2010 LTM
Q2 2011
Real Estate
$14
($4)
($11)
$15
$10
-$20
$0
$20
2007 2008 2009 2010 LTM
Q2 2011
Wood Products
Segment EBITDDA
(1) See page 36 of this presentation for the definition of EBITDDA and Segment EBITDDA, and page 30 for a reconciliation to most comparable GAAP measures.
(2) Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge taken in 2009.
(2)
(2)
(1) (1)

Week of Jul 11, 2011 :
CADUSD=X 1.0359
© 2011 Yahoo! Inc.
1999
2000
2002
2004
2006
2008
2010

POTLATCH CORPORATION Exchange Rate Canadian Dollar to U.S. Dollar 23 $1.05 $1.00 $0.95 $0.90 $0.85 $0.80 $0.75 $0.70 $0.65

POTLATCH CORPORATION
Funds Available for Distribution (FAD)
($ in millions)
$85
$92
$111
$105
$112
$77
$81 $81
$82 $82
$0
$20
$40
$60
$80
$100
$120
2007 2008 2009 2010 LTM
Q2 2011
FAD Dividend Distribution

Note:  See page 36 of this presentation for the definition of FAD, and see page 32 for a reconciliation to most comparable GAAP measure. Excludes dividend distribution of
Clearwater Paper stock in 2008.

POTLATCH CORPORATION
Organically Earning Our Dividend is Within Reach

$0
$20
$40
$60
$80
$100
$120
Dividend "Organic" FAD "Inorganic "FAD
2007 2008                            2009                2010                           ~2-3 Years
Forward
Baseline:
2010 “Organic”
FAD
Impact of a 10%
increase in sawlog
prices from 2010
Impact of an increase
in the harvest level to
4.6 million tons
AR and WI
Non-Strategic
Timberland Sale
Timber Deed &
AR Non-Strategic
Timberland Sale
MN Non-Strategic
Timberland Sale
($ in millions)
Note:   See page 36 of this presentation for the definition of inorganic and organic FAD, and see page 32 for a calculation organic/inorganic FAD.

POTLATCH CORPORATION

Attractive Dividend
Potlatch's dividend policy has been
driven primarily by the performance
of its timber and real estate
businesses
We continue to pay our quarterly
dividend at $0.51/share since we
increased it from $0.49/share in Q3
2007
Our peers
(2)
have significantly
lower dividend yield (avg. = 3.7%)
At current dividend levels, a 3.7% yield
for Potlatch equates to $55 stock price
Source:  Factset.  Market data as of July 12, 2011.
(1) Dividend yield calculated as annualized last quarter dividend divided by the closing stock price.
(2)  Plum Creek and Rayonier.
Potlatch Dividend Yield
(1)
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Jan-2008 Sep-2008 May-2009 Jan-2010 Sep-2010 May-2011
Avg. 6.4%
5.6%

POTLATCH CORPORATION

Stock Price Performance
Comparison of Five-Year Total Returns
(1)
Potlatch Corporation
NAREIT Equity Index
S&P 500 Composite
2010 Peer Group (2)
(1)  Assumes $100 was invested on December 31, 2005. Total return assumes quarterly reinvestment of dividends.
(2)  Our Peer Group companies are Deltic Timber Corp.; Plum Creek Timber Co., Inc.; Rayonier Inc.; St. Joe Co.; Universal Forest Products Inc.; and Weyerhaeuser Co.
$50
$75
$100
$125
$150
12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10

POTLATCH CORPORATION

Conclusion
Potlatch maintains a very attractive asset base of 1.5 million acres of timberland
We have the ability to meaningfully expand high margin sawlog harvest levels
Wood Products business stabilized and generating solid cash flow
Real Estate segment low risk, high margin
Attractive dividend with improving coverage
Strong balance sheet with attractive debt cost and maturity profile
Industry trends beginning to turn positive
Housing starts beginning to grow, albeit slowly
Exports to China from North America continue to expand
Pine beetle to impact supply from Canada
Biomass continues to hold promise

Appendix POTLATCH CORPORATION AUGUST 2011

POTLATCH CORPORATION

EBITDDA and Segment EBITDDA Reconciliation
($ in millions)
(1) Wood Products EBITDDA excludes $31 million for Canadian lumber settlement.
(2) Consolidated and Wood Products EBITDDA includes a $3 million asset impairment charge taken in 2009.
2005 2006
(1)
2007 2008 2009
(2)
2010
LTM
Q2 2011
Consolidated
Earnings from continuing operations 74 $      73 $      81 $      40 $      43 $
Less:
Income tax benefit (provision) 17 25 16 (5) (2)
Add:
Net cash interest expense 15 20 20 26 25
Depreciation, depletion, and amortization 26 30 35 31 31
Basis of real estate sold 4 9 11 49 55
Consolidated EBITDDA 102 $    107 $    131 $    151 $    156 $
Resource
Operating income 82 $      76 $      82 $      62 $      59 $
Depreciation, depletion, and amortization 15 19 23 21 19
Resource Segment EBITDDA 97 $      95 $      105 $    83 $      78 $
Real Estate
Operating income 17 $      32 $      49 $      30 $      43 $
Basis of real estate sold 4 9 11 49 54
Real Estate Segment EBITDDA 21 $      41 $      60 $      79 $      97 $
Wood Products
Operating income (loss) 29 $      2 $        4 $        (14) $     (21) $     7 $        2 $
Depreciation 12 11 10 10 10 8 8
Wood Products Segment EBITDDA 41 $      13 $      14 $      (4) $       (11) $     15 $      10 $
Fiscal Year

POTLATCH CORPORATION

Potlatch Net Debt Reconciliation
($ in millions)
June 30
2007 2008 2009 2010 2011
Long-term debt 321 $         221 $         368 $         363 $         343 $
Current installments on long-term debt - 101 - 5 21
Current notes payable 110 129 - - -
Cash (9) (1) (2) (6) (7)
Short-term investments (22) (3) (53) (85) (68)
Net Debt 400 $         447 $         313 $         277 $         289 $
At December 31

POTLATCH CORPORATION

Organic/Inorganic FAD Calculation
($ in millions)
(1)   Excludes distribution of Clearwater Paper stock in 2008.
2007 2008 2009
2010
LTM
Q2 2011
Operating income (loss):
Resource
Baseline Income
82 $           76 $           82 $           62 $           59 $           62 $
Increase to 4.6 million tons - - - - - 11
10% increase in sawlog prices from 2010 - - - - - 21
Resource 82 76 82 62 59 - 94
Real Estate 17 32 49 30 43 17
Wood Products
4 (14) (21) 7 2 19
Eliminations and adjustments 1 (1) 8 2 2 -
104 93 118 101 106 130
Corporate administration (32) (25) (33) (30) (34) (32)
Net cash interest expense (15) (20) (20) (26) (25) (25)
Income tax benefit (provision)
17 25 16 (5) (4) (5)
Earnings from continuing operations 74 73 81 40 43 68
Depreciation, depletion and amortization 26 30 35 31 31 29
Basis of real estate sold 4 9 11 49 55 3
Capital expenditures (19) (20) (16) (15) (17) (18)
Funds Available for Distribution
85 $           92 $           111 $         105 $         112 $         82 $
Inorganic FAD:
Minnesota non-strategic sale (after tax income) 14 $
Basis of real estate sold 2
Arkansas non-strategic sale (after tax income) 24 $
Basis of real estate sold 2
Timber deed (after tax income) 42
Depletion 7
Arkansas/Wisconsin non-strategic sale (after tax income) 11 $           11 $
Basis of real estate sold 43 43
Total inorganic FAD - $             16 $           75 $           54 $           54 $           - $
Organic FAD 85 $           76 $           36 $           51 $           58 $           82 $
Total FAD 85 $           92 $           111 $         105 $         112 $         82 $
Distributions to Common Stockholders
(1)
77 $           81 $           81 $           82 $           82 $           82 $
~2-3 Years
Forward

POTLATCH CORPORATION

Softwood Stumpage Price Trends
Southwide Average Nominal Prices
Source: Timber Mart-South, updated through June 30, 2011.
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009
$/Ton
Years
Pine Sawtimber Pine Pulpwood
2010

Million Tons
30
25
20
15
10
5
0
16
26
15
25
15
19
15
17
15
14
15
11
16
13
16
15
16
18
16
19
1995
2000
2005
2006
2007
2010
2015
2020
2025
2027
Growth
Harvest

POTLATCH CORPORATION Projected Inland Private Timber Growth and Harvest (1995-2027) 34 Source: F2M and Potlatch Corporation Actual Forecast

POTLATCH CORPORATION
Inland Private Sawtimber Inventory – Private Lands (1995-2007)
Inland West (Idaho, Eastern Washington, and Western Montana)
510
486
462
459
462

1995 2000 2005 2006 2007
Million Tons

Source: F2M and Potlatch Corporation

POTLATCH CORPORATION
,
,
,
36
Definitions of Non-GAAP Measures
EBITDDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. The most directly comparable
GAAP measure is net earnings.  EBITDDA, as we define it, is net earnings from continuing operations adjusted for net cash interest expense, provision/benefit for income taxes, depreciation, depletion and amortization and the basis of real estate sold from continuing operations.  It should not be considered as an alternative to net earnings computed under GAAP.
Funds Available for Distribution (FAD) is a non-GAAP measure. FAD, as defined in the indenture governing our senior notes, is earnings from continuing operations, plus depreciation, depletion and amortization, plus basis of real estate sold, and minus capital expenditures. For purposes of this definition, capital expenditures exclude all expenditures relating to direct or indirect timberland purchases in excess of $5 million. We do not use
FAD as, nor should it be considered to be, an alternative to net cash provided by operating activities computed under GAAP as an indicator of our operating performance, or as an indicator of our ability to fund our cash needs. FAD, as defined in the indenture governing our senior notes may not be comparable with measures of similar titles reported by other companies.
Inorganic FAD as used in this presentation is FAD from certain large transactions. Inorganic FAD equals transaction income less income tax, if any, plus depletion or basis of real estate sold.
Organic FAD as used in this presentation is calculated by subtracting inorganic FAD from Funds Available for Distribution (FAD), as defined above.
Segment EBITDDA from continuing operations as we define it, is segment operating income (loss) adjusted for depreciation, depletion, amortization and the basis of real estate sold.